UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2026

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement.

On January 28, 2026, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) entered into Amendment No. 7 (the “Seventh Sales Agreement Amendment”), pursuant to which ARMOUR increased by 15,000,000 the number of shares of common stock, par value $0.001 per share (“Common Stock”), that may be offered and sold under the Company's Equity Sales Agreement, dated July 26, 2023 (the “Sales Agreement”), with BUCKLER Securities LLC, an affiliate of the Company (“BUCKLER”), B. Riley Securities, Inc. (“B. Riley Securities”), Citizens JMP Securities LLC (“Citizens Capital Markets”), JonesTrading Institutional Services LLC (“Jones”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”), as sales agents, and the Company’s external manager, ARMOUR Capital Management LP, as amended by Amendment No. 1, dated October 25, 2023 (the “First Sales Agreement Amendment”), pursuant to which the Company added StockBlock Securities LLC (“StockBlock”) to the Sales Agreement, as further amended by Amendment No. 2, dated June 20, 2024 (the “Second Sales Agreement Amendment”), pursuant to which the Company added BTIG, LLC (“BTIG”) to the Sales Agreement, as further amended by Amendment No. 3, dated August 23, 2024 (the “Third Sales Agreement Amendment”), pursuant to which the number of shares of our common stock that may be offered and sold under the Sales Agreement was increased by 25,000,000, as further amended by Amendment No. 4, dated September 20, 2024 (the “Fourth Sales Agreement Amendment”), pursuant to which the Company added Janney Montgomery Scott LLC, as further amended by Amendment No. 5, dated February 13, 2025 (the “Fifth Sales Agreement Amendment”), pursuant to which the number of shares of our common stock that may be offered and sold under the Sales Agreement was increased by 15,000,000, as further amended by Amendment No. 6, dated July 25, 2026 (the “Sixth Sales Agreement Amendment”), pursuant to which the number of shares of our common stock that may be offered and sold under the Sales Agreement was increased by 9,500,000 (as so amended, the “Amended Sales Agreement”). The purpose of the Seventh Sales Agreement Amendment was to (i) increase the number of shares of Common Stock available under the Sales Agreement by 15,000,000 and (ii) remove Janney as a sales agent and add Huntington Securities, Inc. (“Huntington” and together with BUCKLER, B. Riley Securities, BTIG, Citizens Capital Markets, Jones, Ladenburg Thalmann and StockBlock, the “Agents”), as a sales agent. Pursuant to the Amended Sales Agreement, the Company may, from time to time, issue and sell up to 23,244,198 shares (the “Shares”) of the Company's Common Stock through or to the Agents. The Amended Sales Agreement includes the offer of 8,244,198 Shares that remained unsold under the Sales Agreement, as amended by the First Sales Agreement Amendment, the Second Sales Agreement Amendment, the Third Sales Agreement Amendment, the Fourth Sales Agreement Amendment, the Fifth Sales Agreement Amendment and the Sixth Sales Agreement, in addition to the offer of an additional 15,000,000 Shares.

The Amended Sales Agreement relates to an “at the market offering” program (the “Offering”) and the shares of Common Stock to be sold in the Offering will be issued pursuant to a prospectus supplement (the “ATM Prospectus Supplement”) filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2026, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278327). ARMOUR originally established the equity sales program on July 26, 2023 when it entered into the Sales Agreement, and filed a related prospectus supplement. ARMOUR entered into the First Sales Agreement Amendment on October 25, 2023 and filed a related prospectus supplement. ARMOUR entered into the Second Sales Agreement Amendment on June 20, 2024 and filed a related prospectus supplement. ARMOUR entered into the Third Sales Agreement Amendment on August 23, 2024 and filed a related prospectus supplement. ARMOUR entered into the Fourth Sales Agreement Amendment on September 20, 2024 and filed a related prospectus supplement. ARMOUR entered into the Fifth Sales Agreement Amendment on February 13, 2025 and filed a related prospectus supplement. ARMOUR entered into the Sixth Sales Agreement Amendment on July 25, 2025 and filed a related prospectus supplement. The ATM Prospectus Supplement amends and restates in its entirety such related prospectus supplement and the Common Stock to which the ATM Prospectus Supplement relates is offered pursuant to the terms of the Amended Sales Agreement.

The Seventh Sales Agreement Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Seventh Sales Agreement Amendment and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

The Company is also filing this Current Report on Form 8-K to provide a legal opinion regarding the validity of the Shares to be issued and sold in the Offering, which opinion is attached hereto as Exhibit 5.1, and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward Looking Statements Disclaimer

This Current Report on Form 8-K and the information incorporated herein contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and new laws and regulations and those described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which has been filed with the SEC. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company or its stockholders. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except a required by law.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

1.1
Amendment No. 7, dated January 28, 2026, by and among ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP, and BUCKLER Securities LLC, B. Riley Securities, Inc., BTIG, LLC, Citizens JMP Securities, LLC, JonesTrading Institutional Services LLC, Ladenburg Thalmann & Co. Inc., StockBlock Securities LLC, and Huntington Securities, Inc.

5.1	Opinion of Holland & Knight LLP
23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2026

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	Chief Financial Officer